                                                                     EXHIBIT 4.1


                 HEALTH MANAGEMENT ASSOCIATES, INC., AS ISSUER

                                      AND

                            [          ], AS TRUSTEE



                                   __________

                                   INDENTURE

                            DATED AS OF _____, 1998

                                   __________

                      HEALTH MANAGEMENT ASSOCIATES, INC.

   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section                            Indenture Section
---------------------------                            -----------------

  (S)310(a)(1) ..................................................... 609
        (a)(2) ..................................................... 609
        (a)(3) .......................................... Not Applicable
        (a)(4) .......................................... Not Applicable
        (a)(5) ..................................................... 609
        (b)    ................................................ 608, 610
  (S)311(a)    ..................................................... 613
        (b)    ..................................................... 613
        (c)    .......................................... Not Applicable
  (S)312(a)    ............................................... 701, 702(a)
        (b)    .................................................. 702(b)
        (c)    .................................................. 702(c)
  (S)313(a)    .................................................... 703(a)
        (b)    .................................................. 703(a)
        (c)    .................................................. 703(a)
        (d)    .................................................. 703(b)
(S)314(a)(1)-(3)  .................................................. 704
        (a)(4) ............................................... 101, 1005
        (b)    .......................................... Not Applicable
        (c)(1) ..................................................... 102
        (c)(2) ..................................................... 102
        (c)(3) .......................................... Not Applicable
        (d)    .......................................... Not Applicable
        (e)    ..................................................... 102
  (S)315(a)    ...................................................... 60
        (b)    ..................................................... 602
        (c)    ..................................................... 601
        (d)    ................................................ 601, 603
        (e)    ..................................................... 514
(S)316(a)(last sentence) ........................................... 101
        (a)(1)(A) ............................................. 502, 512
        (a)(1)(B) .................................................. 513
        (a)(2) .......................................... Not Applicable
        (b)    ..................................................... 508
        (c)    .................................................. 104(c)
(S)317(a)(1)   ..................................................... 503
        (a)(2) ..................................................... 504
        (b)    .................................................... 1003
(S)318(a)      ..................................................... 107

__________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS

                                                                         Page

                               ARTICLE ONE
         Definitions and Other Provisions of General Application
 Section 101. Definitions................................................  1
       Act   ............................................................  2
       Affiliate.........................................................  2
       Authenticating Agent..............................................  2
       Bankruptcy Law....................................................  2
       Board of Directors................................................  2
       Board Resolution..................................................  2
       Book-Entry Security...............................................  2
       Business Day......................................................  2
       Commission........................................................  2
       Company...........................................................  2
       Company Request...................................................  2
       Company Order.....................................................  2
       Corporate Trust Office............................................  3
       Default...........................................................  3
       Defaulted Interest................................................  3
       Depositary........................................................  3
       Event of Default..................................................  3
       Exchange Act......................................................  3
       Holder............................................................  3
       Indenture.........................................................  3
       Indexed Security..................................................  4
       Interest..........................................................  4
       Interest Payment Date.............................................  4
       Maturity..........................................................  4
       Officers' Certificate.............................................  4
       Opinion of Counsel................................................  4
       Original Issue Discount Security..................................  4
       Outstanding.......................................................  4
       Paying Agent......................................................  5
       Person............................................................  5
       Place of Payment..................................................  5
       Predecessor Security..............................................  5
       Redemption Date...................................................  6
       Redemption Price..................................................  6
       Regular Record Date...............................................  6
       Responsible Officer...............................................  6
       Security..........................................................  6
       Security Register.................................................  6
       Security Registrar................................................  6
       Special Record Date...............................................  6

                                                                          Page
                                                                          ____

       Stated Maturity...................................................  6
       Subsidiary........................................................  6
       Trustee...........................................................  7
       Trust Indenture Act...............................................  7
       U.S. Government Obligations.......................................  7
 Section 102. Compliance Certificates and Opinions.......................  7
 Section 103. Form of Documents Delivered to Trustee.....................  7
 Section 104. Acts of Holders; Record Dates..............................  8
 Section 105. Notices. Etc. to Trustee and to Company....................  9
 Section 106. Notice to Holders; Waiver..................................  9
 Section 107. Conflict with Trust Indenture Act. ........................ 10
 Section 108. Effect of Headings and Table of Contents................... 10
 Section 109. Successors and Assigns..................................... 10
 Section 110. Separability Clause........................................ 10
 Section 111. Benefits of Indenture...................................... 10
 Section 112. Governing Law.............................................. 10
 Section 113. Legal Holidays............................................. 10

                               ARTICLE TWO
                             Security Forms
 Section 201. Forms of Securities........................................ 11
 Section 202. Form of Legend for Book-Entry Securities................... 11
 Section 203. Form of Trustee's Certificate of Authentication............ 12

                              ARTICLE THREE
                             The Securities
 Section 301. Amount Unlimited; Issuable in Series....................... 12
 Section 302. Denominations.............................................. 15
 Section 303. Execution, Authentication, Delivery and Dating............. 15
 Section 304. Temporary Securities....................................... 17
 Section 305. Registration, Registration of Transfer and Exchange........ 17
 Section 306. Mutilated, Destroyed, Lost and Stolen Securities........... 19
 Section 307. Payment of Interest; Interest Rights Preserved............. 20
 Section 308. Persons Deemed Owners...................................... 21
 Section 309. Cancellation............................................... 21
 Section 310. Computation of Interest.................................... 22

                              ARTICLE FOUR
                       Satisfaction and Discharge
 Section 401. Satisfaction and Discharge of Indenture.................... 22
 Section 402. Application of Trust Money................................. 23
 Section 403. Defeasance and Discharge of Securities of Any Series....... 24

                                                                           Page
                                                                           ----

                              ARTICLE FIVE
                                Remedies
 Section 501. Events of Default............................................. 26
 Section 502. Acceleration of Maturity; Rescission and Annulment............ 27
 Section 503. Collection of Indebtedness and Suits for Enforcement by
       Trustee.............................................................. 28
 Section 504. Trustee May File Proofs of Claim.............................. 29
 Section 505. Trustee May Enforce Claims Without Possession of Securities... 29
 Section 506. Application of Money Collected................................ 29
 Section 507. Limitation on Suits........................................... 30
 Section 508. Unconditional Right of Holders to Receive Principal, Premium
       and Interest......................................................... 30
 Section 509. Restoration of Rights and Remedies............................ 31
 Section 510. Rights and Remedies Cumulative................................ 31
 Section 511. Delay or Omission Not Waiver.................................. 31
 Section 512. Control by Holders............................................ 31
 Section 513. Waiver of Past Defaults....................................... 32
 Section 514. Undertaking for Costs......................................... 32
 Section 515. Waiver of Stay or Extension of Laws........................... 32

                               ARTICLE SIX
                               The Trustee
 Section 601. Certain Duties and Responsibilities........................... 33
 Section 602. Notice of Defaults............................................ 33
 Section 603. Certain Rights of Trustee..................................... 33
 Section 604. Not Responsible for Recitals or Issuance of Securities........ 34
 Section 605. May Hold Securities........................................... 34
 Section 606. Money Held in Trust........................................... 35
 Section 607. Compensation and Reimbursement................................ 35
 Section 608. Disqualification; Conflicting Interests....................... 35
 Section 609. Corporate Trustee Required; Eligibility....................... 35
 Section 610. Resignation and Removal; Appointment of Successor............. 36
 Section 611. Acceptance of Appointment by Successor........................ 37
 Section 612. Merger, Conversion, Consolidation or Succession to Business... 38
 Section 613. Preferential Collection of Claims Against Company............. 39
 Section 614. Appointment of Authenticating Agent........................... 39

                              ARTICLE SEVEN
            Holders' Lists and Reports by Trustee and Company
 Section 701. Company to Furnish Trustee Names and Addresses of
       Holders.............................................................. 40
 Section 702. Preservation of Information; Communications to Holders........ 40
 Section 703. Reports by Trustee............................................ 41
 Section 704. Reports by Company............................................ 41

                                                                           Page
                                                                           ----


                              ARTICLE EIGHT
                         Supplemental Indentures
 Section 801. Supplemental Indentures Without Consent of Holders........... 41
 Section 802. Supplemental Indentures With Consent of Holders.............. 42
 Section 803. Execution of Supplemental Indentures......................... 43
 Section 804. Effect of Supplemental Indentures............................ 44
 Section 805. Conformity with Trust Indenture Act.......................... 44
 Section 806. Reference in Securities to Supplemental Indentures........... 44

                              ARTICLE NINE
                                Covenants
 Section 901. Payment of Principal, Premium and Interest................... 44
 Section 902. Maintenance of Office or Agency.............................. 44
 Section 903. Money for Securities Payments to be Held in Trust............ 45
 Section 904. Covenant Defeasance.......................................... 46
 Section 905. Statement as to Compliance................................... 48
 Section 906. Waiver of Certain Covenants.................................. 48

                               ARTICLE TEN
                        Redemption of Securities
 Section 1001. Applicability of Article.................................... 48
 Section 1002. Election to Redeem; Notice to Trustee....................... 48
 Section 1003. Selection of Securities to be Redeemed...................... 49
 Section 1004. Notice of Redemption........................................ 49
 Section 1005. Deposit of Redemption Price................................. 50
 Section 1006. Securities Payable on Redemption Date....................... 50
 Section 1007. Securities Redeemed in Part................................. 51

                             ARTICLE ELEVEN
                              Sinking Funds
 Section 1101. Applicability of Article.................................... 51
 Section 1102. Satisfaction of Sinking Fund Payments with Securities....... 51
 Section 1103. Redemption of Securities for Sinking Fund................... 52

    INDENTURE, dated as of ____________, 1998, between HEALTH MANAGEMENT ASSOCIATES, INC., a Delaware corporation (the "Company"), having its principal office at 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108-2710, and
[          ], as Trustee hereunder (the "Trustee"), having its Corporate Trust
Office at [          ].

                            RECITALS OF THE COMPANY

    The Company deems it advisable to issue from time to time for its lawful purposes its debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") in one or more series as in this Indenture provided, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed as hereinafter provided.

    All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

    For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.

    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (a) the terms defined in this Article have, when capitalized, the meanings assigned to them in this Article, and include the plural as well as the singular;

        (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture;

        (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, and the words "date of this Indenture" and "date hereof" and other words of similar import refer to the effective date of the original execution and delivery of this Indenture, which is set forth in the first paragraph of this Indenture; and

    (e) all references to dollars, $, U.S. dollars, United States dollars or cash shall refer to the lawful currency of the United States of America.

    "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

    "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Authenticating Agent" means any authenticating agent appointed by the pursuant to Section 614.

    "Bankruptcy Law" means Title 11 of the United States Code, as amended, or any similar United States Federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors, or any amendment to, succession to or change in any such law.

    "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or any committee thereof and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    "Book-Entry Security" means a Security bearing the legend specified in
Section 202, evidencing all or part of a series of Securities, authenticated and delivered to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

    "Business Day" when used with respect to any Place of Payment means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to close.

    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of the Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

    "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

    "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice Chairman, its President or a Vice President (regardless of Vice Presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

    "Corporate Trust Office" means the office of the Trustee which, at any particular time, its corporate trust business shall be administered, which office as of the date of this Indenture is the address of the Trustee set forth in Section 105.

    The term "corporation" means a corporation, association, limited liability company, joint stock company or business trust.

    "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

    "Defaulted Interest" has the meaning specified in Section 307.

    "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Book-Entry Securities, the Person designated as Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act, and if at any time there is more than one such Person, "Depositary" shall mean the Depositary with respect to the Securities of that series.

    "Event of Default" has the meaning specified in Section 501.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any statute successor thereto.

    "Holder" means a Person in whose name a Security is registered in the Security Register.

    "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

    "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

    "Interest" when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, shall mean interest payable after Maturity.

    "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

    "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

    "Officers' Certificate" means a certificate signed by any one of the Chairman of the Board, the Vice Chairman, the President or a Vice President (regardless of Vice Presidential designation), and by any one of the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

    "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company or the Trustee, unless an independent opinion of counsel is required pursuant to the terms of this Indenture.

    "Original Issue Discount Security" means any Security which is issued at a price lower than the principal amount payable upon the Stated Maturity thereof and which provides for an amount less than the principal amount thereof to be due and payable upon redemption thereof or upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

    "Outstanding," when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

        (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made; and Securities, except to the extent provided in Sections 403 or 904, with respect to which the Company has effected defeasance as therein provided; and

        (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security of any series denominated in one or more foreign currencies, currency units or composite currencies that shall be deemed Outstanding shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security in the manner provided as contemplated by Section 301 with respect to the Securities of such series, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) the principal amount of any Indexed Security of any series that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise established as contemplated by Section 301 with respect to such Security, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall he protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

    "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

    "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    "Place of Payment," when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 902, the principal of and any premium and interest on the Securities of that series are payable as established as contemplated by Section 301.

    "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

    "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption pursuant to this Indenture.

    "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

    "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date for that purpose established as contemplated by Section 301.

    "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor department), including without limitation any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), any trust officer, any assistant secretary, the controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

    "Security" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

    "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

    "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

    "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

    "Subsidiary" means any Person, a majority of the equity ownership or voting stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means capital stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

    "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

    "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

    "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS; RECORD DATES.

    (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may he embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

    (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

    (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any date as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

    (d) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

    (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of any thing done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

    (f) Without limiting the generality of the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

SECTION 105. NOTICES. ETC. TO TRUSTEE AND TO COMPANY.

    Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office at the address specified in the first paragraph of this Indenture, Attention: Corporate Trust Department, or

        (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, Attention: Office of the Chief Financial Officer, with a copy to the same such address, Attention: Office of the General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

    Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the

Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

    If any provision hereof limits, qualities or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the Trust Indenture Act provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

    All covenants and agreements in this Indenture by the Company shall bind successors and assigns, whether so expressed or not.

SECTION 110. SEPARABILITY CLAUSE.

    In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

    Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

    This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

SECTION 113. LEGAL HOLIDAYS.

    In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment for such Security, then notwithstanding any other provision of this Indenture or of the Security (other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO
                                 SECURITY FORMS

SECTION 201. FORMS OF SECURITIES.

    The Securities of each series shall be in substantially the forms (including without limitation temporary or permanent global form) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than as set forth in a Board Resolution, an Officers' Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Securities may be listed, or to conform to general usage, all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

    The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  FORM OF LEGEND FOR BOOK-ENTRY SECURITIES.

    Any Book-Entry Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

    "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary or a successor depository. This Security is not exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in the limited circumstances described in the Indenture."

SECTION 203. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

    The Trustee's certificate of authentication shall be in substantially the following form:

        "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              __________________________________________________
                                         as Trustee

                              By:      _________________________________________
                                     Authorized Officer."

    If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              __________________________________________________
                                         as Trustee

                              By:    ___________________________________________
                                     as Authenticating Agent

                              By:    ___________________________________________
                                     Authorized Officer."


                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

    The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

    The Securities may be issued in one or more series, and each such series shall rank equally and pari passu with each other series. With respect to any series of Securities which may be designated and authenticated and delivered under this Indenture, there shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than as set forth in a Board Resolution, in an Officers' Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series (except as provided in the last paragraph of this Section 301), the following:

        (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

        (2) the aggregate principal amount of the Securities and any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 806 or 1007 and except for any Securities which, pursuant to
    Section 303, are deemed never to have been authenticated and delivered hereunder), which limit, unless otherwise expressly established, may be changed from time to time by or pursuant to Board Resolution, Officers' Certificate or indentures supplemental hereto without the consent of any Holders;

        (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

        (4) the date or dates, or the method by which such date or dates will be determined, on which the principal of the Securities of the series is payable;

        (5) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method or methods by which such rate or rates shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for any interest payable on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

        (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

        (7) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or composite currency in which, and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

        (8) the right or obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any optional redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies, currency unit or composite currency in which, and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such right or obligation;

        (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

        (10) the application, if any, of Section 403 to the Securities of the series and any additional conditions thereto and any additional means of discharge pursuant thereto;

        (11) the application, if any, of Section 904 to the Securities of the series and any additional conditions thereto and any additional means of discharge pursuant thereto;

        (12) the currency or currencies, currency unit or composite currency in which payment of the principal of and any premium and interest on any Securities of the series shall be payable or denominated if other than the currency of the United States of America and the manner of determining the U.S. dollar equivalent thereof for purposes of the definition of "Outstanding" in Section 101;

        (13) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more currencies, currency units, composite currencies, commodities, equity indices or other indices), the manner in which such amounts shall be determined;

        (14) whether Securities of the series are to be issuable as registered securities, bearer securities or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons;

        (15) whether the Securities of the series shall be issued in whole or in part in the form of one or more Book-Entry Securities and, in such case, the Depositary with respect to such Book-Entry Security or Securities and the circumstances under which any such Book-Entry Security may be registered for transfer or exchanged, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 305;

        (16) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, and the time and manner of, and identity of the exchange rate agent with responsibility for, determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable;

        (17) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

        (18) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

        (19) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

        (20) the obligation, if any, of the Company to list the Securities on a securities exchange; and

        (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
    Section 801(5)).

    All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officers' Certificate referred to above or as set forth in any indenture supplemental hereto. The Securities of any series need not be issued at the same time but may be issued from time to time and the terms of any Security may be established prior to the issuance thereof but after the issuance of other Securities of the same series.

SECTION 302. DENOMINATIONS.

    The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be established as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

    The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal which may, but need not, be attested by its Treasurer, one of its Assistant Treasurers, its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities to or upon the order of the Company or pursuant to such procedures acceptable to the Trustee and to such recipients as the case may be as specified from time to time by a Company Order. If all the Securities of any series are not to be issued at one time and if the terms of such Securities established as contemplated by
Section 301 so permit, such Company

Order may set forth procedures acceptable to the Trustee for the completion and authentication of such Securities from time to time.

    In authenticating Securities of any series, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon,

        (1) any Board Resolution, Officers' Certificate and/or indenture supplemental hereto by or pursuant to which the forms and terms of such Securities are established as contemplated by Sections 201 and 301;

        (2) an Officers' Certificate setting forth the forms and terms of such Securities and stating that the forms and terms of such Securities have been established pursuant to Sections 201 and 301 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

        (3)  an Opinion of Counsel substantially to the effect that:

            (A) the forms and the terms of such Securities have been duly authorized and established in conformity with the provisions of this Indenture,

            (B) all conditions precedent provided for in this Indenture relating to the Trustee's authentication of such Securities have been complied with, and

            (C) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and to such other matters as such counsel may specify.

The Trustee shall not be required to authenticate such Securities the forms or terms of which have been established by or pursuant to a Board Resolution if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

    Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Company Order, Board Resolution, indentures supplemental hereto, Officers' Certificate and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with such modifications as may be appropriate) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate such authentication of each such Security.

    Each Security shall be dated the date of its authentication, unless otherwise established therefor as contemplated by Section 301.

    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304. TEMPORARY SECURITIES.

    Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities of such Series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

    If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

    The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and registering the transfers of Securities as herein provided.

    Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

    At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

    Every Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 806 or 1007 not involving any transfer.

    Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series, if such Security may be among those selected for redemption, during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1003 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

    Notwithstanding the foregoing, and except as may be established as contemplated by Section 301 for Securities of such series, no Book-Entry Security shall be registered for transfer or exchanged, or authenticated and delivered, whether pursuant to this Section, Sections 304, 306, 806 or 1007 or otherwise, in the name of a Person other than the Depositary for such Book-Entry Security or its nominee until (i) the Depositary with respect to a Book-Entry Security notifies the Company that it is unwilling or unable to continue as Depositary for such Book-

Entry Security or the Depositary ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Book-Entry Security shall be so exchangeable or the transfer thereof so registerable, or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Book-Entry Security of any series of any one or more of the conditions specified in clauses (i), (ii) or (iii) of the preceding sentence or such other conditions as may be established as contemplated by Section 301 for Securities of such series, such Book-Entry Security may be registered for transfer or exchanged for Securities registered in the names of, or authenticated and delivered to, such Persons (including Persons other than the Depository with respect to such series and its nominees) as the Depositary with respect to such series shall direct.

    Except as provided in the preceding paragraph, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Book-Entry Security, whether pursuant to this Section, Section 304, 306, 806 or 1007 or otherwise, shall also be a Book-Entry Security and bear the legend specified in Section 202.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

    If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

    If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

    Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

    Except as otherwise established as contemplated by Section 301 with respect to Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 902; provided, however, that each installment of interest on any Security may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Security Register.

    Except as otherwise established as contemplated by Section 301 with respect to Securities of any series, any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (1) or (2) below:

        (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities are payable (except as otherwise established as contemplated by Section 301 in respect of such Securities) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this paragraph. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph (2).

        (2) The Company may pay any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this paragraph, such manner of payment shall be deemed practicable by the Trustee.

    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. PERSONS DEEMED OWNERS.

    Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

    Notwithstanding the foregoing, with respect to any Book-Entry Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depository or impair, as between a Depository and holders of beneficial interests in any Book-Entry Security, the operation of customary practices governing the exercise of the rights of the Depository (or its nominee) as Holder of such Book-Entry Security.

SECTION 309. CANCELLATION.

    All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary practice.

SECTION 310. COMPUTATION OF INTEREST.

    Except as otherwise established as contemplated by Section 301 in respect of Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

    This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, upon receipt of such Company Request, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

        (1)  either

            (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 903) have been delivered to the Trustee for cancellation; or

            (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                (i) have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (x) an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities are payable, or (y) with respect to Securities of any series denominated only in United States dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business of the due date of any payment referred to in clause (i), (ii) or (iii) above money in an amount, or (z) a combination thereof with respect to Securities of any series denominated only in United States dollars, sufficient (without consideration of any reinvestment of such principal and interest) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with any mandatory sinking fund payments or analogous payments applicable to Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of such Securities; and

        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Securities have been complied with.

    Notwithstanding the satisfaction and discharge of this Indenture with respect to Securities of any series pursuant to this Section, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to paragraph (1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 903, in each case with respect to such Securities, shall survive.

SECTION 402. APPLICATION OF TRUST MONEY.

    (a) Subject to the provisions of the last paragraph of Section 903, all money and U.S. Government Obligations deposited with the Trustee pursuant to Sections 401, 403 or 904, and all money received by the Trustee in respect of such U.S. Government Obligations so deposited, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 403 or 904.

    (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401, 403 or 904 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

    (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 401, 403 or 904 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.

SECTION 403. DEFEASANCE AND DISCHARGE OF SECURITIES OF ANY SERIES.

    If this Section 403 is established, as contemplated by Section 301, to be applicable to Securities of any series, then notwithstanding Section 401, (a) the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of that series, (b) the provisions of this Indenture as it relates to such Outstanding Securities (except as to the rights of Holders of Securities to receive, from the trust funds described in paragraph
(1) below, (i) payment of the principal of (and premium, if any) and any installment of principal of (and premium, if any) or interest on each Stated Maturity of such principal or installment of principal or interest or any mandatory sinking fund payments or analogous payments applicable to the Securities of that series on the day on which such payments are due and payable in accordance with the terms of the Indenture and of such Securities, (ii) the Company's obligations with respect to such Securities under Sections 305, 306, 902 and 903, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) the applicability of Article Four and Section 904 of this Indenture) shall no longer be in effect, and (c) the Trustee, at the expense of the Company, shall upon Company Request, execute proper instruments acknowledging the same, provided that the following conditions shall have been satisfied:

        (1) the Company shall have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609), irrevocably (subject to the provisions of Section 402(c), the last paragraph of this Section 403, and the last paragraph of Section 903), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 403, (A) an amount in the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are payable, or (B) with respect to Securities of any series denominated only in United States dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in this Section money in an amount, or (C) a combination thereof with respect to Securities of any series denominated only in United States dollars, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities of that series on each applicable Stated Maturity of such principal or installment of principal or interest (or on any date after such date to be specified in a supplemental indenture relating to the Securities of such series, such date being referred to as the "Defeasance Redemption Date");

        (2) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating (and such statement shall be true) that such defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

        (3) no Default or Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and insofar as Sections 501(5) or 501(6) are concerned, at any time during the period ending on the 91st day after the date of such deposit;

        (4) the Company has delivered to the Trustee an Opinion of Counsel of independent counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that Holders of the Outstanding Securities of that series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

        (5) such defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company;

        (6) such defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under the Securities Act or exempt from registration thereunder; and

        (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating (and such statement shall be true), that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all Outstanding Securities of any such series as contemplated by this Section have been complied with.

    Notwithstanding any other provisions of this Section, such defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be established as contemplated by Section 301 in respect of the Securities of that series. Opinions required to be delivered under this Section may have qualifications customary for opinions of the type required.

    If the Trustee or the Paying Agent is unable to apply any money in accordance with this Section 403 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Section 403 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this
Section 403; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.


                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501. EVENTS OF DEFAULT.

    "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series of Securities or it is specifically deleted or modified in or pursuant to the terms of such series or in the form of Security of such series:

        (1) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (upon acceleration, redemption, required repurchase or otherwise, as the case may be); or

        (2) default in the payment of any installment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

        (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

        (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture (other than any such default or breach which is elsewhere in this Section specifically dealt with or which is expressly included in this Indenture or any supplemental indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, (A) to the Company by the Trustee or
    (B) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

        (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, or of any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

        (6) (A) the commencement by the Company of a voluntary case or proceeding under any applicable Bankruptcy Law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, (B) the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,
    (C) the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (D) the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, (E) the making by it of an assignment for the benefit of creditors, (F) the admission by it in writing of its inability to pay its debts generally as they become due, or (G) the taking of corporate action by the Company in furtherance of any such action; or

        (7) any other Event of Default established as contemplated by Section 301 with respect to Securities of that series.

SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

    If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the unpaid principal amount (or, if any of the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of, premium, if any, and accrued interest on all of the Securities of that series to be immediately due and payable by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount, premium, if any, and interest shall become immediately due and payable.

    At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

        (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise established as contemplated by Section 301 in respect of Securities of that series)

            (A) all overdue interest on all Securities of that series,

            (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

            (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

            (D) all amounts owing the Trustee pursuant to Section 607 in respect of Securities of that series; and

        (2) all Events of Default with respect to Securities of that series, other than the non-payment of principal of, and premium, if any, and interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
    Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

    The Company covenants that if

        (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

        (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such other amount as shall he sufficient to cover the amounts due the Trustee pursuant to
Section 607 in respect of such Securities.

    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Trustee pursuant to Section 607 and of the Holders allowed in any such judicial proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it pursuant to Section 607.

    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

    All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee against third parties or otherwise without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the amounts due the Trustee pursuant to Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. APPLICATION OF MONEY COLLECTED.

    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST: To the payment of all amounts due the Trustee under Section 607;

    SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest payable on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

    THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing the Holders and the Trustee have been paid in full as required by the Indenture.

SECTION 507. LIMITATION ON SUITS.

    No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

        (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

        (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

        (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

        (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

    Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. DELAY OR OMISSION NOT WAIVER.

    No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. CONTROL BY HOLDERS.

    The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

        (1) such direction shall not be in conflict with any rule of law or with this Indenture,

        (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

        (3) the Trustee shall not be obligated to take any action unduly prejudicial to Holders not joining in such direction or involving the Trustee in personal liability.

SECTION 513. WAIVER OF PAST DEFAULTS.

    The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any existing or past default hereunder with respect to the Securities of such series and its consequences, except a default

        (1) in the payment of the principal of or any premium or interest on any Security of such series, or

        (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. UNDERTAKING FOR COSTS.

    All parties to this Indenture agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee in respect of the Securities of such series, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merit, and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company or by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of such series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515. WAIVER OF STAY OR EXTENSION OF LAWS.

    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

    The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. NOTICE OF DEFAULTS.

    If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities of such series.

SECTION 603. CERTAIN RIGHTS OF TRUSTEE.

    Subject to the provisions of Section 601:

        (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

        (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

        (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

        (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

    The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or any prospectus prepared in connection with the offering of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. MAY HOLD SECURITIES.

    The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606. MONEY HELD IN TRUST.

    Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607. COMPENSATION AND REIMBURSEMENT.

    The Company agrees

        (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

        (2) except as otherwise expressly provided herein, to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

        (3) to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided that the Trustee and each predecessor Trustee shall promptly notify the Company of the commencement of any action, or proceeding for which it intends to seek indemnity hereunder, will permit the Company to conduct the defense thereof on such Trustee's or predecessor Trustee's behalf, and will not compromise or settle any such action, suit or proceeding without the prior approval of the Company.

    The Company's payment obligations pursuant to this Section 607 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Sections 501(5) or 501(6), the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.

    If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

    There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. No obligor upon any Security issued under this Indenture or a Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee under this Indenture.

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

    (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

    (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

    (d)   If at any time

        (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

        (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to Board Resolution may remove the Trustee with respect to all Securities or the Securities of any series, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees with respect thereto.

    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Company Request or Company Order, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

    (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice of such appointment shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. Notices of resignation, removal and appointment may be combined into a single notice.

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

    (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, with like effect as if originally named Trustee hereunder; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

    (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

    (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

    If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.

    The Trustee may, by an instrument in writing, appoint an Authenticating Agent or Agents with respect to one or more series of Securities which may be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

    An Authenticating Agent may, and if it shall cease to be eligible shall, resign at any time by giving written notice thereof to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

    The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 607.


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

    With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee

        (a) semi-annually, not later than 15 days after each Regular Record Date for Securities of each series at the time Outstanding, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date (or a date to be established as contemplated by Section 301 for Original Issue Discount Securities), and

        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

    (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

    (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

    (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under the Trust Indenture Act.

SECTION 703. REPORTS BY TRUSTEE.

    (a) On or before February 1 in each year following the date hereof, the Trustee shall transmit to the Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Trust Indenture Act in the manner and at the times provided pursuant thereto.

    (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

SECTION 704. REPORTS BY COMPANY.

    The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT
                            SUPPLEMENTAL INDENTURES

SECTION 801. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

    Without the consent of any Holders, the Company, when authorized by a Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

        (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein, in any supplemental indenture and in the Securities; or

        (2) to add to the covenants of the Company for the benefit of the Holders of the Securities of all or any series (and if such covenants are to be for the benefit of the

    Securities of less than all series, stating that such covenants are expressly being included solely for the benefit of the Securities of such series) or to surrender any right or power herein conferred upon the Company; or

        (3) to add any additional Events of Default; or

        (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

        (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision, or
    (B) shall become effective only when there is no such Security Outstanding;
    or

        (6) to establish the forms or terms of Securities of any series as contemplated by Sections 201 and 301; or

        (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

        (8) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities of any series pursuant to this Indenture; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

        (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; or

        (10) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

SECTION 802. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by Board Resolution (which Board Resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to a Company Order), and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

        (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

        (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

        (3) modify any of the provisions of this Section, Section 513 or Section 906, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

        (4) make such other changes as may require such consent pursuant to any supplemental indenture.

    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of the Securities of one or more particular series, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 803. EXECUTION OF SUPPLEMENTAL INDENTURES.

    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the

Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 804. EFFECT OF SUPPLEMENTAL INDENTURES.

    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 805. CONFORMITY WITH TRUST INDENTURE ACT.

    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as in effect at the time of execution thereof.

SECTION 806. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

    Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series and of like tenor.


                                  ARTICLE NINE
                                   COVENANTS

SECTION 901. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

    The Company covenants and agrees for the benefit of the Securities of each series that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities of that series and this Indenture.

SECTION 902. MAINTENANCE OF OFFICE OR AGENCY.

    The Company will maintain in each Place of Payment for the Securities of any series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, which shall be in the City of New York unless otherwise provided pursuant to Section 301 of this Indenture. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 903. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

    If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

    Whenever the Company shall have one or more Paying Agents for the Securities of any series, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) in same day funds sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

    The Company will cause each Paying Agent for the Securities of any series (other than the Company or the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall (unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law) thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 904. COVENANT DEFEASANCE.

    To the extent that this Section 904 is established as contemplated by
Section 301 to be applicable to Securities of any series or any covenant applicable thereto, (a) the Company may omit to comply with any term, provision or condition of one or more covenants established as contemplated by Section 301 and to which this Section 904 is so established as applicable, and (b) such omission shall be deemed not to be an Event of Default pursuant to Sections 501(3) or 501(4), in each case with respect to the Securities of that series, provided that the following conditions have been satisfied:

        (1) the Company shall have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609) irrevocably (subject to the provisions of Section 402(c), the last paragraph of Section 903 and the last paragraph of this Section 904), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of that series, with reference to this Section 904, (A) an amount in such currency or currencies, currency unit or unit or composite currency or currencies in which such Securities are then payable, or (B) with respect to Securities of any series denominated only in United States dollars, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide not later than the opening of business on the due date of any payment referred to in this Section money in an amount, or (C) a combination thereof with respect to Securities of any series denominated only in United States dollars, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent certified public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal (and premium, if any) and each installment of principal (and premium, if any) and interest on such Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest (or on any date after such date to be specified in a supplemental indenture relating to the Securities of such series, such date being referred to as the "Defeasance Redemption Date");

        (2) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating (and such statement shall be true) that such covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound;

        (3) no Default or Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and insofar as Sections 501(5) or 501(6) are concerned, at any time during the period ending on the 91st day after the date of deposit;

        (4) the Company has delivered to the Trustee an Opinion of Counsel of independent counsel in the United States to the effect that Holders of the Outstanding Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and covenant defeasance had not occurred;

        (5) such covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest with respect to any securities of the Company;

        (6) such covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under the Securities Act or exempt from registration thereunder; and

        (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating (and such statement shall be true) that all conditions precedent provided for relating to the covenant defeasance as contemplated by this Section have been complied with.

    Notwithstanding any other provisions of this Section, such defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be established as contemplated by Section 301 in respect of the Securities of that series. Opinions required to be delivered under this Section may have qualifications customary for opinions of the type required.

    If the Trustee or the Paying Agent is unable to apply any money in accordance with this Section 904 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Section 904 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with this Section 904; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.


SECTION 905. STATEMENT AS TO COMPLIANCE.

    The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (determined without regard to any period of grace or requirement of notice provided hereunder).

SECTION 906. WAIVER OF CERTAIN COVENANTS.

    The Company may omit in any particular instance to comply with any term, provision or condition of the covenants established as contemplated by Section 301 with respect to the Securities of any series, except to the extent the terms of such Securities established as contemplated by Section 301 make this Section 906 inapplicable to any such term, provision or condition of any such covenant, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                  ARTICLE TEN
                            REDEMPTION OF SECURITIES

SECTION 1001. APPLICABILITY OF ARTICLE.

    Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms established as contemplated by Section 301 and (except as otherwise expressly established as contemplated by Section 301 in respect of Securities of such series) in accordance with this Article.

SECTION 1002. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

    The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or by action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities of such series to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1003. SELECTION OF SECURITIES TO BE REDEEMED.

    If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Company or the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Company or the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Company or the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

    The Company or the Trustee, as the case may be, shall promptly notify the other in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1004. NOTICE OF REDEMPTION.

    Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

    All notices of redemption shall state:

        (1)  the Redemption Date,

        (2)  the Redemption Price,

        (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed,

        (4) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date, upon surrender of such Security, new Security or Securities of such series in the aggregate principal amount equal to the unredeemed portion thereof will be issued,

        (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

        (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

        (7) that the redemption is for a sinking fund, if such is the case, and

        (8) the CUSIP number, if any, relating to the Securities.

    Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1005. DEPOSIT OF REDEMPTION PRICE.

    On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 903) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1006. SECURITIES PAYABLE ON REDEMPTION DATE.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such

Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

SECTION 1007. SECURITIES REDEEMED IN PART.

    Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE ELEVEN
                                 SINKING FUNDS

SECTION 1101. APPLICABILITY OF ARTICLE.

    The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking find payment." If provided for by the terms of Securities of any series, the cash amount of any sinking find payment may be subject to reduction as provided in Section 1102. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1102. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

    The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the

Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1103. REDEMPTION OF SECURITIES FOR SINKING FUND.

    Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a Company Order specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series), and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1102 and will also deliver to the Trustee any Securities to be so credited. Not less than 30 days before each such sinking fund payment date the Company or the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1003 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1004. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1006 and 1007.

                                   __________

    This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                        HEALTH MANAGEMENT ASSOCIATES, INC.


[corporate seal]        By: _______________________________________
                            Name:
                            Title:

Attest:


By: __________________________
    Name:
    Title:

                        [          ], TRUSTEE


[corporate seal]        By: _______________________________________
                            Name:
                            Title:

Attest:


By: ___________________________
    Name:
    Title:

State of    )
County of   )  ss.:


    On the___day of___, 1998, before me personally came ________________________
to me known, who, being by me duty sworn, did depose and say that he is the_____ of HEALTH MANAGEMENT ASSOCIATES, Inc., one of the corporations described in and which executed the foregoing instrument, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                _______________________________________
                                Notary Public

Notary Public
State of ____
my Commission expires on
____________________



State of    )
County of   )  ss.:


    On the___day of___, 1998, before me personally came_________________________
to me known, who, being by me duty sworn, did depose and say that he is the_____
of [          ], one of the corporations described in and which executed the foregoing instrument, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                _______________________________________
                                Notary Public

Notary Public
State of ____
My Commission expires on
___________________